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                                                                   EXHIBIT 10.21


                             ASSUMPTION OF MORTGAGE
                           AND MODIFICATION AGREEMENT

     THIS ASSUMPTION OF MORTGAGE AND MODIFICATION AGREEMENT (this "Agreement") is made as of July 12, 2002 by and between THE ARISTOTLE CORPORATION, a Delaware corporation ("Mortgagor"), successor-by-merger to NASCO INTERNATIONAL, INC., a Wisconsin corporation ("Nasco"), and BANK OF AMERICA, N.A., as administrative agent for the Lenders ("Agent"), with respect to the following Recitals:

                                R E C I T A L S:

     A. Nasco has previously executed and delivered for the benefit of Agent that certain Second Amended and Restated Mortgage dated August 21, 2001 (the "Security Instrument") and recorded on September 4, 2001 in Volume 1243, Page 131, and rerecorded on September 6, 2001 in Volume 1244, Page 344 in the Register of Deeds, Jefferson County, Wisconsin (the "Official Records") which encumbers the Land described in EXHIBIT A attached hereto and incorporated herein. All initially-capitalized terms not defined herein shall have their meaning as set forth in the Security Instrument.

     B. The Security Instrument secures, among other things, Nasco's obligations under the Credit Agreements.

     C. Nasco and Agent have entered into (i) that certain First Amendment to Amended and Restated Credit Agreement (Five Year) and Consent dated June 17, 2002 and (ii) that certain Second Amendment to Amended and Restated Credit Agreement (364 Days) and Consent dated June 17, 2002 (collectively, the "Credit Agreement Amendments"). Pursuant to the Credit Agreement Amendments, Agent has, among other things, conditionally consented to Nasco's merging into Mortgagor (the "Merger"). Pursuant to the Credit Agreement Amendments, among other things, Mortgagor is executing an Assumption Agreement whereby Mortgagor is assuming all of Nasco's obligations under the Loan Documents.

     D. Pursuant to the Credit Agreement Amendments, among other things, Agent has required Mortgagor to enter into this Agreement.

     NOW THEREFORE, in consideration of the foregoing Recitals, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   ASSUMPTION

          Mortgagor acknowledges that it has acquired or will acquire concurrently herewith the fee simple interest of Nasco in and to the Land and hereby accepts and assumes the obligations and duties of Nasco in, to and under the Security Instrument, whether occurring before or after the date of this Agreement. Mortgagor acknowledges

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     and agrees that it holds or will hold fee simple title to the Land, together with all rights and interests appurtenant thereto, subject to the provisions of this Agreement and the charge and lien of the Security Instrument and that it shall be bound by all of the terms, conditions and covenants contained therein and herein.

2.   MODIFICATION OF SECURITY INSTRUMENT

          The Security Instrument is hereby modified to (i) reflect the assignment and assumption set forth in this Agreement, (ii) provide that all references to the Credit Agreements, the Credit Agreement (Five Year) and the Credit Agreement (364 Days) in the Security Instrument shall mean, respectively, the Credit Agreements, the Credit Agreement (Five Year) and the Credit Agreement (364 Days) as amended as of the date hereof, including by the Credit Agreement Amendments, and as the same may be further modified in the future, (iii) provide that all of the obligations under the Loan Documents as modified by this Agreement are the obligations of Mortgagor as if Mortgagor is named therein, and (iv) reflect that the Credit Agreement Amendments and this Agreement constitute Loan Documents.

3.   TITLE ENDORSEMENT

          Concurrently with the recording of this Agreement, Mortgagor shall cause to be delivered to Agent at Mortgagor's and/or Nasco's sole cost and expense a CLTA 110.5 endorsement (or Wisconsin equivalent), in form and substance acceptable to Agent in its sole and absolute discretion, to Agent's existing title policy relating to the Security Instrument.

4.   GOVERNING LAW

          This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Wisconsin.

5.   COUNTERPARTS

          This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document, which may be recorded.

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          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.





                                     MORTGAGOR:

                                     THE ARISTOTLE CORPORATION,
                                     a Delaware corporation (successor-by-merger to Nasco International Inc., a Wisconsin corporation)


                                     By:  /s/ Steven B. Lapin
                                          -------------------
                                     Its: President and Chief Operating Officer



                                     AGENT:

                                     BANK OF AMERICA, N.A., as Agent for the
                                     Lenders



                                     By:  /s/ David Johanson
                                          ------------------
                                     Its: Vice President


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STATE OF                                    )
         -----------------------------------
                                            ) SS.
COUNTY OF                                   )
          ----------------------------------

     Personally came before me this _____ day of _____________, 2002, the above-named _______________, to me known to be the ________________ of The
Aristotle Corporation, who executed the foregoing document on behalf of such _________________ and acknowledged the same.


                                  Name:
                                       -----------------------------------------
                                  Notary Public, State of
                                                          ----------------------
                                  County of
                                            ------------------------------------
                                  My Commission:
                                                --------------------------------

                                                        [NOTARIAL SEAL]

                                      -4-
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STATE OF                                    )
         -----------------------------------
                                            ) SS.
COUNTY OF                                   )
          ----------------------------------

     Personally came before me this _____ day of _____________, 2002, the above-named _______________, to me known to be the ________________ of Bank of America, N.A., who executed the foregoing document on behalf of such _________________ and acknowledged the same.


                                  Name:
                                       -----------------------------------------
                                  Notary Public, State of
                                                          ----------------------
                                  County of
                                            ------------------------------------
                                  My Commission:
                                                --------------------------------

                                                        [NOTARIAL SEAL]


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